UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)    July 25, 2001
                                                    ------------------------
                                MBNA Corporation
   -------------------------------------------------------------------------
   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
   -------------------------------------------------------------------------
   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
   -------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
                                                      ----------------------


   -------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)













Item 5.  Other Events


On July 25, 2001, MBNA America Bank, N.A. ("MBNA America"), a wholly owned subsidiary of MBNA Corporation, completed the securitization of $400.0 million of credit card loan receivables. MBNA America, through MBNA Credit Card Master Note Trust, issued MBNAseries asset backed notes.

The MBNAseries transaction had one subordinated class of publicly traded five-year asset backed notes, Class C (2001-3). Class C (2001-3) consists of $400.0 million 6.55% fixed rate subordinated asset backed notes and were priced at 99.90378% to yield 6.663%. Interest and principal payments on Class C notes of the MBNAseries are subordinated to payments on Class A and Class B notes.

MBNA America retained ownership of the credit card accounts, which generated the receivables and will act as servicing agent for Class C (2001-3).










































                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                    MBNA CORPORATION


Date: July 25, 2001                       By: /s/    M. Scot Kaufman
                                             -------------------------------
                                                     M. Scot Kaufman
                                             Senior Executive Vice President
                                               and Chief Financial Officer